UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Cue Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38327	47-3324577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 949-2680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Special Meeting of Stockholders of Cue Biopharma, Inc. (the “Company”) held on June 1, 2026 (the “Special Meeting”), the Company’s stockholders approved the Cue Biopharma, Inc. 2026 Stock Incentive Plan (the “2026 Plan”), which had previously been adopted by the Board, subject to stockholder approval.

The description of the 2026 Plan contained on pages 16-31 of the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on May 21, 2026 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2026 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The certified results of the matters voted upon at the Special Meeting, which are more fully described in the Proxy Statement are as follows (where applicable, voting results reflect fractional shares rounded down to the nearest whole share):

1. The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635(a), (c) and (d), the issuance of shares of common stock upon the exercise of certain warrants issued by the Company in May 2026 in connection with a licensing transaction and related private placement (“Proposal 1”), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
1,782,133	113,311	1,013	-

2. The Company’s stockholders approved the 2026 Plan (“Proposal 2”), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
1,261,296	632,474	2,687	-

3. The Company’s stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposal 1 and/or Proposal 2 (“Proposal 3”), with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
1,302,751	582,084	11,622	-

Because there were sufficient votes at the time of the Special Meeting to approve each of Proposal 1 and Proposal 2, a vote on Proposal 3, which was approved, was not necessary or applicable.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1

Cue Biopharma, Inc. 2026 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement (File No. 001-38327) filed with the Securities and Exchange Commission on May 21, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: June 3, 2026	By:	/s/ Shao-Lee Lin
	Name:	Shao-Lee Lin
	Title:	President and Chief Executive Officer